UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2023

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2026	BKNG 26	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
3.625% Senior Notes due 2028	BKNG 28A	The NASDAQ Stock Market LLC
4.250% Senior Notes Due 2029	BKNG 29	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2031	BKNG 31	The NASDAQ Stock Market LLC
4.125% Senior Notes due 2033	BKNG 33	The NASDAQ Stock Market LLC
4.750% Senior Notes Due 2034	BKNG 34	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of the Company was held virtually on June 6, 2023 at www.virtualshareholdermeeting.com/BKNG2023. The following proposals were voted on by the Company’s stockholders with the following results:

1.The stockholders of the Company elected all of the Company’s nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Against	Broker Non-Votes
Glenn D. Fogel	31,818,349	49,337	1,214,353
Mirian Graddick-Weir	30,740,708	1,126,978	1,214,353
Wei Hopeman	31,527,742	339,944	1,214,353
Robert J. Mylod, Jr.	30,900,870	966,816	1,214,353
Charles H. Noski	31,142,829	724,857	1,214,353
Larry Quinlan	31,825,889	41,797	1,214,353
Nicholas J. Read	31,731,253	136,433	1,214,353
Thomas E. Rothman	31,421,659	446,027	1,214,353
Sumit Singh	31,489,505	378,181	1,214,353
Lynn Vojvodich Radakovich	31,213,588	654,098	1,214,353
Vanessa A. Wittman	31,377,006	490,680	1,214,353

2.     A proposal to approve on a non-binding advisory basis the 2022 compensation paid by the Company to its named executive officers was approved as follows:

Votes For:	27,926,283
Votes Against:	3,866,063
Abstentions:	75,340
Broker Non-Votes:	1,214,353

3.     A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was approved as follows:

Votes For:	30,127,685
Votes Against:	2,937,872
Abstentions:	16,482

4.     An advisory vote on the frequency of holding future non-binding advisory votes on the compensation paid by the Company to its named executive officers, was as follows:

Every Year:	31,556,160
Every 2 Years:	22,193
Every 3 Years:	268,276
Abstentions:	21,057
Broker Non-Votes:	1,214,353

In light of the vote on Proposal 4 and the Board of Directors' recommendation that stockholders vote to hold future advisory votes on executive compensation each year, the Company will hold such vote each year until the next vote on the frequency of stockholder votes on executive compensation.

5.     A non-binding stockholder proposal requesting a stockholder vote to ratify termination pay of executives, was not approved as follows:

Votes For:	2,393,644
Votes Against:	29,430,677
Abstentions:	43,365
Broker Non-Votes:	1,214,353

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date: June 7, 2023